UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 8, 2004



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------


          DELAWARE                     0-18121                 36-3664868
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)


55TH STREET & HOLMES AVENUE                                       60514
  CLARENDON HILLS, ILLINOIS                                     (Zip Code)
   (Address of principal
     executive offices)


        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01     REGULATION FD DISCLOSURE.
              ------------------------

     Attached as Exhibit 99.1 is a copy of the press release issued by MAF Bancorp, Inc. on November 8, 2004, announcing that it will be participating in the Sandler O'Neill & Partners, L.P. Financial Services Conference to be held in Palm Beach Gardens, Florida on November 10-12, 2004. Allen Koranda, Chairman and CEO of MAF Bancorp, is scheduled to give a presentation on Thursday, November 11, 2004, at 3:05 p.m. Central Time. A replay of this presentation will be available for approximately two weeks following the conference.


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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MAF BANCORP, INC.


                                        By:/s/ Jerry A. Weberling
                                           ------------------------------------
                                           Jerry A. Weberling
                                           Executive Vice President and
                                             Chief Financial Officer

Date:  November 8, 2004

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

Exhibit 99.1      Press Release dated November 8, 2004.


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